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                                                                    EXHIBIT 10.3

                           PLACEMENT AGENCY AGREEMENT

                                                               September 2, 1998


Spencer Trask Securities Incorporated
535 Madison Avenue
18th Floor
New York, New York 10022


Ladies and Gentlemen:

GraphOn Corporation, a California corporation (the "Company"), hereby confirms its agreement with Spencer Trask Securities Incorporated, a Delaware corporation (the "Placement Agent"), as follows (unless the context otherwise requires, as used herein, the "Company" refers to GraphOn Corporation and each of its subsidiaries, if any):

1. OFFERING. (a) The Company will offer (the "Offering") for sale through the Placement Agent and its selected dealers, as exclusive agent for the Company, up to 45 units (the "Units"), plus an additional 6.75 Units to cover oversubscriptions, if any. Each Unit will consist of I 00,000 shares (the "Shares") of the Company's common stock, no par value per share (the "Common Stock").

(b) Placement of the Units will be made on a "best efforts--all or none" basis with respect to the first 25 Units (the "Minimum Amount") and on a "best efforts" basis as to the remaining Units. The minimum subscription for Units shall be one Unit, however, the Placement Agent may, in its discretion, offer fractional Units. The Units will be offered commencing on the date of the Memorandum (as defined below) for a period of 90 days, unless extended by mutual agreement of the Company and the Placement Agent for an additional 90 days or terminated earlier as provided herein (the "Offering Period"). The date on which the Offering shall terminate shall be referred to as the "Termination Date."

(c) Subject to Section 4(c) hereof, subscriptions for the Units will be accepted by the Company at a price of $100,000 per Unit (the "Offering Price"); provided, however, that the Company shall not accept subscriptions for, or sell Units to, any persons or entities who do not qualify as "accredited investors," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 (the "Act").

(d) The offering of the Units will be made by the Company solely pursuant to the Memorandum, which at all times will be in form and substance acceptable to the Placement Agent and its counsel and contain such legends and other information as the Placement Agent and its counsel may, from time to time, deem necessary and desirable to be set forth therein. "Memorandum" as used in this Agreement means the Company's Confidential Private Placement Memorandum dated September 2, 1998, inclusive of all


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exhibits, and all amendments, supplements and appendices thereto. Unless otherwise defined, each term used in this Agreement will have the same meaning as set forth in the Memorandum.

2. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Placement Agent that:

(a) The Memorandum has been diligently prepared by the Company, in conjunction with its legal counsel and independent accountants, in conformity with all applicable laws, and the Offering and the consummation thereof is in compliance with Regulation D as promulgated under Section 4(2) of the Act ("Regulation D"), the Act and the requirements of all other rules and regulations (the "Regulations") of the Securities and Exchange Commission (the "SEC") relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Units are to be offered and sold. Subject in part to the truth and accuracy of each Purchaser's representations set forth in Section 5 of the Subscription Agreement attached as Annex A to the Memorandum, the Units will be offered and sold pursuant to the registration exemption provided by Regulation D and Section 4(2) and/or Section 4(6) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those jurisdictions in which the Placement Agent notifies the Company that the Units are being offered for sale. The Memorandum describes all material aspects, including attendant risks, of an investment in the Company. The Company has not taken nor will it take any action which conflicts with the conditions and requirements of, or which would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(2) and/or Section 4(6) of the Act and knows of no reason why any such exemption would be otherwise unavailable to it. None of the Company, its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D.

(b) The Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which the Company has not disclosed to the Placement Agent and its counsel in writing and of which the Company is aware which materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, property or affairs of the Company or any of its subsidiaries.

(c) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Except as set forth in the Memorandum,


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the Company has no subsidiaries and does not have an equity interest. in any other firm, partnership, association or other entity. The Company is duly qualified to transact business and is in good standing under the laws of each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(d) The Company has all requisite power and authority (corporate and other) to conduct its business as presently conducted and as proposed to be conducted (as described in the Memorandum), to enter into and perform its obligations under this Agreement and the other agreements contemplated hereby and by the Memorandum (collectively, the "Transaction Documents") and to issue, sell and deliver the Shares and to issue and deliver the Agent's Securities (as defined below). Each of the Transaction Documents has been duly authorized. This Agreement has been duly executed and delivered and constitutes, and each of the other Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Transaction Documents may be limited by applicable federal or state securities laws.

(e) None of the execution and delivery of, or performance by the Company under any of the Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of the Company under any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, or any term of the charter or by-laws of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets.

(f) The Company has authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Memorandum. All outstanding shares of capital stock of the Company are duly authorized, validly issued and outstanding, fully paid and nonassessable. Except as set forth in the
Memorandum: (i) there are no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock or other equity securities of the Company or to pay any dividend or make any other distribution in respect thereof, (ii) there are no securities issued or outstanding which are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security;
(iii) no shares of stock or other securities of the Company are reserved for issuance for any purpose; (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of the Company, including without limitation, any preemptive rights, rights of first refusal, proxies


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or similar rights and (v) no person holds a right to require the Company to register any securities of the Company under the Act or to participate in any such registration. The issued and outstanding shares of capital stock of the Company conform to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof All issuances by the Company of its securities were exempt from registration under the Act and any applicable state securities laws.

(g) The Shares and the Agent's Shares (as defined below) have been duly authorized and, when issued and delivered against payment therefor as provided in the Transaction Documents, will be validly issued, fully paid and nonassessable, and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company other than as provided in the Transaction Documents and under applicable state and federal securities laws. No holder of any of the Shares or the Agent's Securities (as defined below) will be subject to personal liability solely by reason of being such a holder, and none of the Shares or the Agent's Securities are subject to preemptive or similar rights of any shareholder or securityholder of the Company or an adjustment under the anti-dilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company. A sufficient number of authorized but unissued shares of Common Stock have been reserved for issuance upon the exercise of the Agent's Warrants (as defined below).

(h) No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance of the Shares or the Agent's Securities or the consummation of the transactions contemplated herein or in the other Transaction Documents, except for required filings with the SEC and applicable "Blue Sky" or state securities commissions relating specifically to the Offering (all of which filings have been made by, or on behalf of, the Company, other than those which are required to be made after the First Closing (as defined below), and which will be duly made on a timely basis).

(i) The financial statements, together with the related notes thereto, of the Company included in the Memorandum present fairly the financial position of the Company as of the respective dates specified therein and the results of its operations and changes in financial position for the respective periods covered thereby, subject in the case of unaudited ' interim financial statements to normal year-end adjustments. Such financial statements and related notes were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except the unaudited financial statements may not contain all footnotes required by generally accepted accounting principles. Except as set forth in such financial statements or in the Memorandum, the Company has incurred no material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 1998, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted principles to be reflected in the financial statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The other financial and


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statistical information with respect to the Company and any pro forma information and related notes included in the Memorandum present fairly the information shown therein on a basis consistent with the audited and unaudited financial statements of the Company included in the Memorandum. The Company does not know of any facts, circumstances or conditions adversely affecting its operations, earnings or prospects which have not been fully disclosed in the Memorandum.

0) The conduct of business by the Company as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except as described in the Memorandum and except such regulation as is applicable to commercial enterprises generally. The Company has obtained all requisite licenses, permits and other governmental authorizations to conduct its business as presently conducted, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as proposed to be conducted.

(k) No default by the Company or, to the best knowledge of the Company, any other party exists in the due performance under any of the agreements referred to in the Memorandum to which the Company is a party or to which any of its assets is subject (collectively, the "Company Agreements"). The Company Agreements are the only material agreements to which the Company is bound or by which its assets are subject, are accurately and fairly described in the Memorandum and are in full force and effect in accordance with their respective terms.

(1) Except as set forth in the Memorandum, there are no actions, proceedings, claims or investigations before or by any court or governmental authority (or any state of facts which management of the Company has concluded could give rise thereto) pending or, to the best knowledge of the Company, threatened against the Company, or involving its assets or any of its officers or directors which, if determined adversely to the Company or such officer or director, could result in any material adverse change in the condition (financial or otherwise) or prospects of the Company or adversely affect the transactions contemplated by this Agreement or the other Transaction Documents or the enforceability thereof.

(m) The Company is not in violation of. (i) its charter or by-laws; (ii) any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its assets may be subject; (iii) any statute, rule or regulation; or (iv) any judgment, decree or order applicable to the Company, which violation or violations individually, or in the aggregate, might result in any material adverse change in the condition (financial or otherwise) or prospects of the Company.



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(n) The Company does not own any real property in fee simple except as disclosed in the Memorandum, and the Company has good and marketable title to all property (real and personal, tangible and intangible) owned by it, free and clear of all security interests, liens and encumbrances, except such as are described in the Memorandum.

(o) The Company owns all right, title and interest in, or possesses adequate and enforceable rights to use, all patents, patent applications, trademarks, trade names, service marks, copyrights, rights, licenses, franchises, trade secrets, confidential information, processes and formulations necessary for the conduct of its business, except as otherwise described in the Memorandum (collectively, the "Intangibles"). Except as set forth in the Memorandum, to the best knowledge of the Company, the Company has not infringed upon the rights of others with respect to the Intangibles and the Company has not received notice that it has or may have infringed or is infringing upon the rights of others with respect to the Intangibles, or any notice of conflict with the asserted rights of others with respect to the Intangibles which could, individually or in the aggregate, materially and adversely affect the condition (financial or otherwise) or prospects of the Company. Except as set forth in the Memorandum, to the best knowledge of the Company, no others have infringed upon the Intangibles.

(P) Subsequent to the respective dates as of which information is given in the Memorandum, the Company has operated its business diligently and only in the ordinary course as theretofore conducted and, except as may otherwise be set forth in the Memorandum, there has been no: (i) material adverse change in the condition (financial or otherwise) or prospects of the Company; (ii) transaction otherwise than in the ordinary course of business; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities; (iv) damage, loss or destruction, whether or not covered by insurance, materially and adversely affecting any asset or property of the Company; or (v) agreement to permit any of the foregoing.

(q) The Company has filed, on a timely basis, each Federal, state, local and foreign tax return which is required to be filed, or has requested an extension therefor, and has paid all taxes and all related assessments, penalties and interest to the extent that the same have become due.

(r) The Company is not obligated to pay, and has not obligated the Placement Agent to pay, a finder's or origination fee in connection with the Offering and agrees to indemnify the Placement Agent from any such claim made by any other person. The Company has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent. No other person has any right to participate in any offer, sale or distribution of the Company's securities to which the Placement Agent's rights, described herein, shall apply.

(s) The Company has and will maintain appropriate casualty and liability insurance coverage, in scope and amounts reasonable and customary for similar businesses.



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3. PLACEMENT AGENT APPOINTMENT AND COMPENSATION. (a) The Company hereby appoints the Placement Agent and its selected dealers as its exclusive agent in connection with the Offering. The Company has not and will not make, or permit to be made, any offers or sales of the Units other than through the Placement Agent without its prior written consent. The Placement Agent has no obligation to purchase any of the Units. The agency of the Placement Agent hereunder shall continue until the later of the Termination Date or the Final Closing (as defined below).

(b) The Company has caused to be delivered to the Placement Agent copies of the Memorandum and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws, and hereby authorizes the Placement Agent and its agents, employees and selected dealers to use the Memorandum in connection with the sale of the Units until the Termination Date, and no other person or entity is or will be authorized by the Company to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Units.

(c) The Company will cooperate with the Placement Agent by making available to its representatives such information as may be requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees as shall be reasonably requested. Prior to the First Closing, the Company shall provide, at its own expense, background checks, credit or similar reports on such key management persons as the Placement Agent shall reasonably request. Prior to the First Closing, the Company shall make available to a credit reporting firm such materials relating to the Company, and shall provide such firm with access to such employees, as shall be reasonably requested by the Placement Agent.

(d) The Company shall pay to the Placement Agent a placement fee equal to ten percent (IO%) of the Offering Price of all the Units sold and for which net proceeds are disbursed to the Company in the Offering (the "Placement Agent's Fee") and a non-accountable expense allowance of three percent (3%) of the Offering Price of all the Units sold and for which net proceeds are disbursed to the Company in the Offering (the "Expense Allowance"), a non-refundable portion of which equal to $25,000 has been paid to the Placement Agent, which amount shall be credited toward the Expense Allowance at the First Closing. Payment of the proportional amounts of the Placement Agent's Fee and the Expense Allowance will be made out of the proceeds of subscriptions for the Units sold at each Closing. The Placement Agent may direct all such amounts to be paid directly from the escrow account established pursuant to Section 4 hereof.

(e) As additional compensation hereunder, at each Closing (as defined below), the Company shall sell to the Placement Agent or its designees for an aggregate purchase price of $1.00, warrants (the "Agent's Warrants") to purchase, at an exercise price of $ 1.00 per share, a number of shares of Common Stock equal to twenty percent (20%) of the Shares contained in the Units sold in the Offering (the "Agent's Shares"; and, collectively


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with the Agent's Warrants, the "Agent's Securities"). The Agent's Warrants shall be exercisable until the later of the date seven years after the date of the Final Closing or the date which is three years after the closing date of the initial public offering of the Company's securities within such seven year period (the "Warrant Exercise Term"). If the Company at any time has any securities registered under the Act or the Securities Exchange Act of 1934 (the "1934 Act"), the Company agrees to register the Agent's Securities promptly on two separate occasions, at the request of the holders of a majority of the Agent's Securities made at any time during the Warrant Exercise Tenn. The
Company shall pay all expenses, other than underwriters' discounts and commissions, relating to registering the Agent's Securities covered by the first request, and the holder(s) of such Agent's Securities shall pay all registration expenses arising from the second registration. Notwithstanding the foregoing, if the Company shall furnish to holders of the Agent's Securities requesting a registration statement pursuant to their demand rights, a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 120 days after receipt of the request of the holders of the Agent's Securities provided, however, that the Company may not utilize this right more than once in any twelve-month period. Prior to the First Closing, the Company and Placement Agent shall enter into a warrant agreement (the "Warrant Agreement") which shall contain such terms and other customary provisions including piggyback registration rights and anti-dilution provisions in form and substance satisfactory to the Placement Agent and the Company.

(f) In the event that any purchaser of Units subsequently invests in the Company at any time within the earlier of (i) five years from the later of the Termination Date or the First Closing (if any) or (ii) the effectiveness of an initial public offering of the Company's securities, the Company shall pay to the Placement Agent cash and warrant compensation with respect to such subsequent investments as it paid with respect to the sale of the Units in the Offering (I.E., 10% of per share price paid and 20% warrant coverage).

(g) At the First Closing, the Company shall enter into an agreement which will provide that, in the event of an initial public offering of securities of the Company or its shareholders, the Placement Agent shall have the right to participate, at its option, for up to five percent (5%) of such offering (including any over-allotment option) as a member of the underwriting or selling group unless such participation unreasonably interferes (in the reasonable judgment of the underwriters) with the successful completion of such initial public offering, or in the event of such asserted interference as a member of the selling group. Additionally, in the event the Placement Agent introduces the Company to an underwriter (pursuant to the Company's request for such introduction) which effects an initial public offering of the Company's securities, upon the closing of such offering, the Placement Agent shall be entitled to a fee equal to one percent (1%) of the gross proceeds of such offering. The Placement Agent will, at the request of the Company, document any such introductions.


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(h) At the First Closing, the Company shall enter into a consulting agreement with the Placement Agent which shall provide that the Company shall pay the Placement Agent a one-time fee of $30,000, due and payable at the First Closing, for the Placement Agent's agreement to provide such investment banking advisory services for two years as the Company may from time to time request, such services to include advice relating to corporate finance, strategic planning, financial planning and relationships with banks, securities firms and financial institutions.

4. SUBSCRIPTION AND CLOSING PROCEDURES. (a) Each prospective purchaser will be required to complete and execute two copies of the Combined Signature Page to the Subscription Agreement and Registration Rights Agreement, which agreements shall be in the forms annexed to the Memorandum ("Subscription Documents"), which will be forwarded or delivered to the Placement Agent at the Placement Agent's offices at the address set forth in Section 11I hereof, together with the subscriber's check or good funds in the full amount of the Offering Price for the number of Units desired to be purchased.

(b) All funds for subscriptions received from the offering of the Units will be promptly forwarded by the Placement Agent or the Company, if received by it, to and deposited into the escrow account (the "Escrow Account") established for such purpose with United States Trust Company of New York (the "Escrow Agent"). All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of the Escrow Agreement among the Company, the Placement Agent and the Escrow Agent. The Company will pay all fees related to the establishment and maintenance of the Escrow Account. Any interest accruing on funds in the Escrow Account shall be utilized first to reimburse the Company for such fees and the balance shall be distributed in equal proportion to the Company and the Placement Agent. Subject to the receipt of such subscriptions for the Minimum Amount, the Company will either accept or reject the Subscription Documents in a timely fashion and at each 'Closing will countersign the Subscription Documents and provide duplicate copies of such agreements to the Placement Agent for distribution to the subscribers. The Company will give notice to the Placement Agent of its acceptance or rejection of each subscription. The Company will promptly return to subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

(c) If subscriptions for at least the Minimum Amount have been accepted prior to the Termination Date, the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to the Units sold (the "First Closing"). Thereafter, the remaining Units will continue to be offered and sold until the Termination Date. Additional closings ("Closings") may from time to time be conducted at times mutually agreeable with respect to additional Units sold with the final closing ("Final Closing") to occur not later than IO days from the earlier of the Termination Date or the sale of all Units offered. Delivery of payment for the accepted subscriptions for Units from the funds held in the Escrow Account will be made at each Closing at the Placement Agent's offices against delivery of the Units by the Company at the address set forth in
Section I I hereof (or at such other


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place as may be mutually agreed upon between the Company and the Placement
Agent). Executed certificates for the Shares constituting the Units and the Agent's Warrants will be in such authorized denominations and registered in such names as the Placement Agent may request on or before the second full business day prior to the date of each Closing ("Closing Date"), and will be made available to the Placement Agent for checking and packaging at the Placement Agent's office at least one full business day prior thereto.

(d) If Subscription Documents for the Minimum Amount have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated, no Units will be sold, and the Escrow Agent will, at the request of the Company and the Placement Agent, cause all monies received from subscribers for the Units to be promptly returned to such subscribers without interest, penalty, expense or deduction. Any interest accruing on such funds shall be distributed as set forth in Section 4(b).


5. FURTHER COVENANTS. The Company hereby covenants and agrees that:

(a) Except with the prior written consent of the Placement Agent, the Company shall not, at any time prior to the Final Closing, take any action which would cause any of the representations and warranties made by it in this Agreement not to be complete and correct on and as of each Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date, including, without limitation, incurring any material indebtedness, disposing of any material assets or making any material acquisition or change in its business or operations as described in the Memorandum.

(b) If, at any time prior to the Final Closing, any event shall, to the Company's knowledge, occur which does or may materially affect the Company or as a result of which it might become necessary to amend or supplement the Memorandum so that the representations and warranties herein remain true, or in case it shall, in the opinion of counsel to the Placement Agent, be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, the Company will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may request. The Company will not at any time, whether before or after the Final Closing, prepare or use any amendment or supplement to the Memorandum of which the Placement Agent will not previously have been advised and furnished with a copy, or to which the Placement Agent or its counsel will have objected in writing or orally (confirmed in writing within 24 hours), or which is not in compliance with the Act, the Regulations and other applicable securities laws. As soon as the Company is advised thereof, the Company will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of the qualification or registration of the Shares for offering or the suspension of any exemption for such qualification or registration of the


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Shares for offering in any jurisdiction, or of the institution or threatened (in writing) institution of any proceedings for any of such purposes, and the Company will use its best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c) The Company shall comply with the Act, the Regulations, the Securities Exchange Act of 1934 and the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder in the states in which counsel to the Company has advised the Company that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units, and will file with the SEC, and shall promptly thereafter forward to the Placement Agent, any and all reports on Form D as are required.

(d) The Company shall use its reasonable best efforts to qualify the Units for sale under the securities laws of such jurisdictions as may be mutually agreed to by the Company and the Placement Agent, and the Company will make such applications and furnish information as may be required for such purposes, provided that the Company will not be required to qualify as a foreign corporation in any jurisdiction. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request. The Company shall pay all filing fees, costs and legal fees for Blue Sky services and related filings and expenses of counsel with respect to Blue Sky qualifications.

(e) The Company shall place a legend on the certificates representing the Shares issued to subscribers stating that the securities evidenced thereby have not been registered under the Act or applicable state securities laws and setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(f) The Company shall apply the net proceeds from the sale of the Units to fund its working capital requirements and for such other purposes as specifically described under "Use of Proceeds" in the Memorandum. Except as specifically set forth in the Memorandum, the net proceeds of the Offering shall not be used to repay indebtedness to officers, directors or shareholders of the Company without the prior written consent of the Placement Agent.

(g) During the Offering Period, the Company shall make available for review by prospective purchasers of the Units during normal business hours at the Company's offices, upon their request, copies of the Company Agreements to the extent that such shall not violate any obligation on the part of the Company to maintain the confidentiality thereof. The Company may request that a prospective purchaser of Units sign a non-disclosure agreement prior to review of any of the Company Agreements if the Company, in its reasonable judgment, determines that disclosure thereof to a particular prospective purchaser may be detrimental to the Company. The Company shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent it possesses such information or can acquire it without unreasonable expense.

(h) Except with the prior written consent of the Placement Agent, the Company shall not, at any time prior to the Final Closing, engage in or commit to engage in any transaction outside the ordinary course of business or issue, agree to issue or set aside for issuance any securities (debt or equity) or any rights to acquire any such securities except as contemplated by the Memorandum.

(i) For a period of the earlier of five years from the First Closing or the closing of an initial public offering, the Company shall deliver (i) to the Placement Agent and the Company's shareholders annual audited financial statements setting forth fairly the financial position of the Company, (ii) to the Placement Agent quarterly unaudited financial statements including both a balance sheet and statement of income (including year over year quarterly comparisons), (iii) to the Placement Agent and the investors in the Offering a quarterly report of the progress and status of the Company and an annual report setting forth clearly the financial position, progress and status of the Company, (iv) to the Placement Agent a copy of a list of its shareholders as and when so requested and (v) to the Placement Agent such additional information and documents concerning the business and financial condition of the Company as the Placement Agent may from time to time reasonably request.

(j) The Company shall pay all reasonable expenses incurred in connection with the preparation and printing of all necessary offering documents and instruments related to the Offering and the issuance of the Shares, the Agent's Shares and the Agent's Warrants and will also pay the Company's own expenses for accounting fees, legal fees and other costs involved with the Offering. The Company will provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request.

(k) Prior to the Termination Date, neither the Company nor any person or entity acting on its behalf will negotiate with any other placement agent or underwriter with respect to a private or public offering of the Company's or any subsidiary's debt or equity securities. Neither the Company nor anyone acting on its behalf will, until the Termination Date, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for, Units or other securities of the Company from, or otherwise approach or negotiate in respect thereof with, any other person. Prior to the second anniversary of the First Closing, and subject to Section 6(i) hereof, the Company will not, without the Placement Agent's prior written consent, sell any securities, or any rights to acquire any securities, of the Company (except pursuant to any existing options, warrants and rights and option plans described in the Memorandum) at a price less than $ 1.00 per share or create any additional classes or series of capital stock.

(l) The following officers of the Company will continue in their current positions following the Offering, and prior to the First Closing, the Company will enter into employment agreements reasonably acceptable to the Placement Agent with such persons: Walter Keller and Robin Ford. Such agreements shall set forth terms of two (2) years, reasonable compensation and expense provisions, non-competition agreements and other reasonable terms and conditions. The Company may establish a management incentive compensation plan reasonably acceptable to and with the prior written consent of the Placement Agent.

(m) The Company shall secure prior to the First Closing and thereafter maintain "key man" life insurance for the benefit of the Company in the amount of $1,000,000 on Walter Keller, the President of the Company.

(n) The Placement Agent shall have the right, for a period of the earlier of five (5) years from the First Closing or the effectiveness of an initial public offering, to designate one (1) person reasonably acceptable to the Company to be, at the Placement Agent's sole discretion, a nominee for director of the Company. The Principal Shareholders (as defined below) at the First Closing shall agree to vote in favor of such nominee and the Company shall use its best efforts (which shall include, without limitation, the solicitation of proxies on behalf of such nominee) to elect such nominee to the Board of Directors. The Board of Directors shall consist of at least five (5) but not more than seven
(7) directors. The Company further agrees that it shall hold "in person" directors' meetings no less frequently than quarterly. Notice of regular or special meetings as may be required to be given to directors by statute or the Company's bylaws shall be given to the Placement Agent. The Company agrees to indemnify and hold the Placement Agent harmless against any and all claims, actions, awards and judgments arising solely out of the attendance and participation of the Placement Agent's designated nominee at any such meeting described herein. In the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it agrees, if possible, to include the Placement Agent's designated nominee as an insured under such policy. For the purposes hereof, a "Principal Shareholder" shall mean any person, entity or group that beneficially owns, directly or indirectly, five percent (5%) of the Company's capital stock immediately preceding the First Closing and all executive officers and directors of the Company.

6. CONDITIONS OF PLACEMENT AGENT'S OBLIGATIONS. The obligations of the Placement Agent at each Closing hereunder are subject to the fulfillment, at or before each such Closing, of the following additional conditions:

(a) Each of the representations and warranties of the Company shall be true and correct when made on the date hereof and on and as of each Closing Date as though made on and as of each Closing Date.

(b) The Company shall have performed and complied with all agreements, covenants and conditions required to be performed and complied with by it under the Transaction Documents at or before each Closing.

(c) No order suspending the use of the Memorandum or enjoining the offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of the Company's knowledge, are contemplated or threatened.

(d) As of the First Closing, the Company will have an authorized capitalization of not more than 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, no par value, of which not more than 7,028,500 shares of Common stock shall be issued and outstanding or issuable under any convertible or exchangeable securities, options, warrants or similar rights outstanding or reserved for issuance (excluding (i) up to 475,000 shares issuable upon conversion of the Convertible Note (as defined in the Memorandum), (ii) up to 300,000 shares issuable upon conversion of the Notes (as defined in the Memorandum) and (iii) up to 150,000 shares issuable upon exercise of warrants issued to Walter Keller and Spencer Trask Investors on the date hereof). No shares of preferred stock shall be issued and outstanding or issuable under securities or rights.

(e) The Placement Agent shall have received certificates of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of each Closing Date, certifying, in such detail as the Placement Agent may reasonably request, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c) and (d) above.

(f) The Company shall have delivered to the Placement Agent a certificate regarding incumbency of officers and the following (i) a currently dated good standing certificate from the secretary of state of its jurisdiction of incorporation and (ii) certified copies of the Company's bylaws and resolutions of the Company's Board of Directors approving this Agreement and the other Transaction Documents, and the transactions and agreements contemplated by this Agreement and the other Transaction Documents.

(g) On or prior to the date hereof and at each Closing, the independent auditors for the Company shall have provided a letter confirming such matters as the Placement Agent may reasonably request; and (ii) the Chief Executive Officer and the Chief Financial Officer of the Company shall have provided a certificate to the Placement Agent confirming that there have been no material and adverse changes in the condition (financial or otherwise) or prospects of the Company from the date of the financial statements included in the Memorandum, the absence of undisclosed liabilities and such other matters relating to the financial condition and prospects of the Company that the Placement Agent may reasonably request.

(h) At each Closing, the Company shall have (i) paid to the Placement Agent, the Placement Agent's Fee and the Expense Allowance as set forth in Section 3(d) hereof and (iii) executed and delivered to the Placement Agent the Agent's Warrants in an amount equal to twenty percent (20%) of the Shares contained in the Units sold.

(i) On or prior to the First Closing, each of the Company's officers, directors and shareholders owning, beneficially or of record, five percent (5%) or more of the Common

Stock outstanding immediately prior to the First Closing shall have agreed in writing not to sell, transfer or otherwise dispose of more than fifteen percent (15%) of the Company's securities beneficially owned by them or issuable to them pursuant to the exercise of options, warrants or conversion of other securities without the Placement Agent's prior written consent, which consent shall not be unreasonably withheld, until the second anniversary of the First Closing, except that such persons may make transfers to a parent, spouse, sibling or descendent, or to a trust for the benefit of any of the foregoing persons; provided, however, that such transfers shall be subject to this Section 6(i) and that the Placement Agent may require that any such permitted transfer be made subject to a voting agreement pursuant to which the transferring shareholder retains the right to vote all transferred shares until the second anniversary of the First Closing. In addition, if within two years of the First Closing, the Company registers any of its securities under the Act which registration is effective, the officers, directors and present shareholders and any permitted transferees will extend the terms of the "lock-up" set forth in this Section 6(i) for a period of twelve months from completion of the offering contemplated thereby or such longer or shorter period as the underwriter shall require; provided, however, that in the event that such registration is an underwritten registration and the underwriter shall agree, the Company may permit such officers, directors and present shareholders to sell shares in such offering subject to the rights of investors under the Registration Rights Agreement.

(j) There shall have been delivered to the Placement Agent a signed opinion of counsel to the Company, dated as of each Closing Date, substantially in the form of Exhibit A hereto and otherwise in form and substance satisfactory to counsel to the Placement Agent.

(k) All proceedings taken at or prior to each Closing in connection with the authorization, issuance and sale of the Units and the Agent's Warrants will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as they may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

(l) On or prior to the First Closing, the Principal Shareholders shall agree to vote their shares of Common Stock in favor of any directors nominated by the investors in the Offering pursuant to Section 9 of the Subscription Agreement at any meeting of the Company's shareholders or pursuant to any written consent in which the election of such directors is submitted to a vote of the Company's shareholders (and to remove directors as necessary to create vacancies therefor). The obligations of the Principal Shareholders under this Section 6(l) shall terminate upon the registration of each such investor's shares pursuant to the Registration Rights Agreement; provided that an investor's shares shall be deemed to be so registered if such investor elects not to include shares in any registration statement in which such shares are entitled to be included pursuant to the Registration Rights Agreement. Additionally, on or prior to the First Closing, the Principal Shareholders shall agree to vote in favor of the Placement Agent's nominee to the Board of Directors.

7. INDEMNIFICATION. (a) The Company will (i) indemnify and hold harmless the Placement Agent, its selected dealers and their respective officers, directors, employees and each person, if any, who controls the Placement Agent within the meaning of the Act and such selected dealers (each an "Indemnitee") against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees, including appeals), to which any Indemnitee may become subject, under the Act or otherwise, in connection with the offer and sale of the Units, whether such losses, claims, damages, liabilities or expenses shall result from any claim of any Indemnitee or any third party; and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense results from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons specifically for use in the preparation thereof, or (B) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof by the Company or any of its affiliates. In addition to the foregoing agreement to indemnify and reimburse, the Company will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker's or finder's fees from any Indemnitee in connection with the Offering. The foregoing indemnity agreements will be in addition to any liability which the Company may otherwise have.

(b) The Placement Agent will indemnify and hold harmless the Company, its officers, directors, employees and each person, if any, who controls the Company within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims, damages or liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which the Company or any such person may become subject, under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses shall result from any claim of the Company, any of its officers, directors, employees, any person who controls the Company within the meaning of the Act or any third party, insofar as such losses, claims, damages or liabilities are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, but only with reference to information contained in the Memorandum relating to the Placement Agent fumished in writing to the Company by the Placement Agent, specifically for use in the preparation thereof. The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies. The foregoing indemnity agreements will be in addition to any liability which the Placement Agent may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, claim, proceeding or investigation ("Action"), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7 except to the extent the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party, provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party's consent.

8. CONTRIBUTION. To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 7 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or
(ii) any indemnified or indemnifying party seeks contribution under the Act, the 1934 Act, or otherwise in a situation in which it would be entitled to indemnification under Section 7, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the

Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total commissions and fees received by the Placement Agent. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 8. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 8. Anything in this Section 8 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the 1934 Act or otherwise available.

9. TERMINATION. (a) The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period as contemplated in Section 1(b) hereof ("Expiration Date") in the event that (i) any of the representations or warranties of the Company contained herein, in the Memorandum or in any other Transaction Document shall prove to have been false or misleading in any material respect when made or deemed made, (ii) the Company shall have failed to perform any of its material obligations hereunder, (iii) the Placement Agent shall determine that it is reasonably likely that any of the conditions to Closing set forth herein will not, or cannot, be satisfied or (iv) there shall occur any event which could adversely affect the transactions contemplated hereby or the other Transaction Documents or the ability of the parties to perform thereunder. In the event of any such termination occasioned by or arising out of or in connection with any breach or failure hereunder on the part of the Company, the Placement Agent shall be entitled to receive, in addition to other rights and remedies it may have hereunder, at law or otherwise, an amount equal to the sum of. (A) all Placement Agent's Fees earned through the Termination Date, (B) up to $75,000 of the Expense Allowance, including any non-refundable amounts referred to in Section 3(d) hereof, (C) all amounts which may become payable pursuant to Section 3(f) hereof and (D) in the event that the Company is sold, merged or otherwise acquired, or the Company enters into a letter of intent or completes a public or private offering of its securities within one year from the Termination Date, an investment banking fee equal to the lesser of
(i) $300,000 or (ii) five percent (5%) of the total consideration received by the Company and/or its shareholders in connection with such sale, merger, acquisition or sale of securities. In the event of any such termination by the Placement Agent as a result of any event described in clause (iii) or (iv) above, or pursuant to Section 4(d) hereof, not occasioned by or arising out of or in connection with any breach or failure hereunder by the Company, the Placement Agent will be entitled to receive the sum of all Placement Agent's Fees earned through the Termination Date, the non-refundable portion of the Expense Allowance and the amounts set forth in clauses (C) and (D) of this
Section 9(a).

(b) This Offering may be terminated by the Company at any time prior to the Expiration Date in the event that (i) the Placement Agent shall have failed to perform any of its material obligations hereunder or (ii) there shall occur any event described in Section 9(a)(iv) above not occasioned by or arising out of or in connection with any breach or failure hereunder on the part of the Company. In the event of any termination by the Company pursuant to clause (i) above, the Placement Agent shall be entitled to retain the non-refundable portions of the Expense Allowance, but shall be entitled to no other amounts whatsoever except as may be due under any indemnity or contribution obligation provided herein or any other Transaction Document, at law or otherwise. In the event of any termination by the Company pursuant to clause (ii) above, the provisions of the last sentence of Section 9(a) hereof shall apply.

(c) Upon any such termination, the Escrow Agent will, at the request of the Placement Agent, cause all monies held by it in respect of subscriptions for Units to be promptly returned to such subscribers without interest, penalty, expense or deduction. Any interest earned thereon shall be applied (i) first to the payment of amounts, if any, due to the Escrow Agent, (ii) second to the payment of any amounts payable to the Placement Agent hereunder which remain unpaid and (iii) third, in equal amounts to the Company and the Placement Agent.

10. SURVIVAL. (a) The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder.

(b) The respective indemnities, agreements, representations, warranties and other statements of the Company set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, the Company or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Units.

II. NOTICES. All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Spencer Trask Securities Incorporated, 535 Madison Avenue, 18th Floor, New York, New York 10022, Attention: William Dioguardi, Telefax number
(212) 751-3483, with a copy to Hertzog, Calamari & Gleason, I 00 Park Avenue, New York, NY 100 1 7, Attn: Stephen A. Ollendorff, Esq., Telefax number (212) 213-1199 and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to GraphOn Corporation, 150 Harrison Avenue, Campbell, CA 95008, Attn:
Walter Keller, Telefax number (408) 370-5047, with a copy to Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California 94303-0913, Attn:'Thomas A. Bevilacqua, Esq., Telefax number (650) 496-2755.

12. APPLICABLE LAW, COSTS, ETC. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE. IN THE EVENT THAT EITHER PARTY INSTITUTES A LEGAL PROCEEDING PRIOR TO THE FIRST CLOSING, SUCH PROCEEDING MUST BE INSTITUTED IN A COURT IN THE STATE OF CALIFORNIA, COUNTY OF SANTA CLARA. IN THE EVENT EITHER PARTY INSTITUTES A LEGAL PROCEEDING AFTER THE FIRST CLOSING, SUCH PROCEEDING MUST BE INSTITUTED IN EITHER THE STATE OF CALIFORNIA, COUNTY OF SANTA CLARA, OR THE STATE OF NEW YORK, NEW YORK COUNTY, AT THE CHOICE OF THE PARTY INSTITUTING THE PROCEEDING. SUBJECT TO THE FOREGOING,
(A) THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY AND (B) THE PLACEMENT AGENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY CALIFORNIA STATE OR UNITED STATES FEDERAL COURT SITTING IN THE COUNTY OF SANTA CLARA OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED HEREBY, AND THE COMPANY AND THE PLACEMENT AGENT, RESPECTIVELY, EACH HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK OR CALIFORNIA STATE OR FEDERAL COURTS. SUBJECT TO THE SECOND AND THIRD SENTENCES OF THIS PARAGRAPH, EACH OF THE COMPANY AND THE PLACEMENT AGENT FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF A NON-CONVENIENT FORUM. EACH OF THE COMPANY AND THE PLACEMENT AGENT FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE OTHER PARTY HERETO SHALL BE BROUGHT ONLY IN THE COURTS AS SPECIFIED IN THE SECOND AND THIRD SENTENCES OF THIS PARAGRAPH. SERVICE OF PROCESS MAY BE MADE UPON THE COMPANY OR THE PLACEMENT AGENT BY MAILING A COPY THEREOF TO IT, BY CERTIFIED OR REGISTERED MAIL, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS AGREEMENT. THE COMPANY AND THE PLACEMENT AGENT EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING

OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. THE PLACEMENT AGENT OR THE COMPANY, AS THE CASE MAY BE, SHALL BE ENTITLED TO COSTS AND REASONABLE ATTORNEY'S FEES IN THE EVENT IT PREVAILS IN ANY CLAIMS, ACTIONS, AWARDS OR JUDGMENT UNDER THIS AGREEMENT.

13. CONFIDENTIALITY. The Company hereby agrees to hold confidential the identities of the Purchasers in the Offering and prospective investors contacted by the Placement Agent in connection with the Offering, and shall not disclose their names and addresses without the prior written consent of the Placement Agent, unless required by law. The Company hereby consents to the granting of an injunction against it by any court of competent jurisdiction to enjoin it from violating the foregoing confidentiality provisions. The Company hereby agrees that the Placement Agent will not have an adequate remedy at law in the event that the Company breaches the confidentiality provisions contained herein and that the Placement Agent will suffer irreparable damage and injury as a result of any such breach. Resort to such equitable relief shall not, however, be construed to be a waiver of any other rights or remedies which the Placement Agent may have.

14. PLACEMENT AGENT REPRESENTATION. The Placement Agent is in compliance in all material respects with all applicable federal and state securities laws and rules and regulations of the National Association of Securities Dealers, Inc. with which it must comply to perform its obligations hereunder.

15. MISCELLANEOUS. No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party's obligations hereunder. Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. This Agreement contains the entire agreement between the parties hereto and is intended to supersede any and all prior agreements between the parties relating to the same subject matter. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

                                                 Very truly yours,

                                                 GRAPHON CORPORATION



                                                 -------------------------------
                                                 By:      Walter Keller
                                                          Its: President



Accepted and agreed to this
2nd day of September, 1998.


SPENCER TRASK SECURITIES INCORPORATED



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By:
Its: